EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Ronald Pipoly, Chief Financial Officer (Principal Financial and Accounting Officer) of AmTrust Financial Services, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.
The Annual Report on Form 10-K for the year ended December 31, 2012 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2013	By:	/s/ Ronald Pipoly
Ronald Pipoly Chief Financial Officer (Principal Financial and Accounting Officer)